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                                                                   Exhibit 10.32

THE OBLIGATIONS UNDER THIS AGREEMENT ARE SUBORDINATED TO THE CLAIMS OF UNION BANK OF CALIFORNIA, N.A. ("UBOC") PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT DATED OF EVEN DATE HEREWITH BETWEEN SECURED PARTY (AS DEFINED BELOW) AND UBOC, AS AMENDED (THE "INTERCREDITOR AGREEMENT").

                              AMENDED AND RESTATED
               PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

     THIS AMENDED AND RESTATED PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT dated as of __________, 2002 (this "Agreement") is made by OVERHILL FARMS, INC., a Nevada corporation (the "Company"), and OVERHILL L.C. VENTURES, INC., a California corporation ("Overhill Ventures"), (each of Company, Overhill Ventures and any direct or indirect Subsidiary of the Company or Overhill Ventures from time to time party hereto is referred to herein as a "Grantor" and, collectively, as the "Grantors"), in favor of LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("Secured Party").

                                    RECITALS

     A. The Company, OVERHILL CORPORATION (formerly known as Polyphase Corporation and to be known from and after the effective date of the Spin-Off as TreeCon Resources, Inc.), a Nevada corporation ("TreeCon"), Overhill Ventures and the Purchaser entered into that certain Securities Purchase Agreement dated as of November 24, 1999, as amended by that certain Consent and First Amendment to Securities Purchase Agreement dated as of August 23, 2000, and as further amended by that certain Second Amendment to Securities Purchase Agreement dated as of January 11, 2002, that certain Consent and Third Amendment dated as of January 31, 2002, that certain Fourth Amendment dated as of June 28, 2002, and that certain Fifth Amendment to Securities Purchase Agreement dated as of September 11, 2002 (as so amended, the "Original Securities Purchase Agreement").

     B. In connection with the execution and delivery of the Original Securities Purchase Agreement, the Company and Overhill Ventures executed and delivered to Secured Party a Patent, Trademark and Copyright Security Agreement dated as of November 24, 1999, as amended by a First Amendment dated as of August 25, 2000 (as so amended, the "Original PTC Security Agreement").

     C. The Company, the entities from time to time parties thereto as Guarantors (including Overhill Ventures) and Secured Party are concurrently entering into that certain Amended and Restated Securities Purchase Agreement (as the same may be amended from time to time, the "Securities Purchase Agreement") pursuant to which, among other things, (a) the parties thereto are amending and restating the Original Securities Purchase Agreement, the Original Note and the Original Warrant and (b) at the request of the

Company, LLCP is consenting to the Spin-Off Related Matters, all on the terms and subject to the conditions set forth therein.

     D. The Company, Overhill Ventures, and their Subsidiaries are members of a consolidated group of entities whose success is mutually interdependent, and each of the Company, Overhill Ventures, and their Subsidiaries has derived, and expects to continue to derive, substantial direct and indirect benefits from the proceeds of the borrowings made available to the Company under the Note.

     E. It is a condition precedent to Secured Party's agreement to consent to the Spin-Off Related Matters that the Grantors amend and restate the Original PTC Security Agreement as provided herein.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the foregoing premises and the mutual consents and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate the Original PTC Security Agreement as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Definitions of Terms Used in Securities Purchase Agreement. All terms used but not otherwise defined herein shall have the respective meanings herein ascribed to such terms in the Securities Purchase Agreement or the Original PTC Security Agreement, as the case may be. The rules of construction specified in Sections 1.2 through 1.6 of the Securities Purchase Agreement shall likewise govern the construction of this Agreement.

     Section 1.2 Definitions of Certain Terms. As used herein, the following terms shall have the respective meanings set forth below:

     "Books and Records" means, with respect to any Person, all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, accounting books and records, financial statements (actual and pro forma), and filings with Governmental Authorities.

     "Collateral" shall mean all right, title and interest of the Grantors in and to all of the following, wherever located, however evidenced, whether now owned or hereafter acquired or arising:

               (i) Copyrights, including all registered Copyrights, registrations, recordings, supplemental registrations and pending applications, including those listed on Schedule III;

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               (ii)    Licenses, including those listed on Schedule IV;

               (iii) Patents, including all granted Patents, recordings and pending applications, including those listed on Schedule I;

               (iv) Trademarks, including all registered Trademarks, registrations, recordings, and pending applications, including those listed on Schedule II;

               (v)     General Intangibles;

               (vi) All rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals, in whole or in part, thereof;

               (vii) Any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral; and

               (viii) All products and Proceeds (including insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, any and all of the property described above.

     "Copyright Office" shall mean the United States Copyright Office.

     "Copyrights" shall mean all of the following now or hereafter owned: (i) all copyright rights in any work of authorship subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the Copyright Office.

     "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by the Grantors, or which any Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of each Grantor under any such agreement.

     "General Intangibles" means all "general intangibles," as such term is defined in the UCC, and all of the following whether or not "general intangibles" as defined in the UCC: all customer lists, licenses, copyrights, trademarks, patents, and all applications therefor and reissues, extensions, or renewals thereof, rights in Patents, including registered Patents, Trademarks, including registered Trademarks, and Copyrights, including registered Copyrights, mask works, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), the rights to make, use, modify, advertise and sell, and all other rights with respect to, the inventions or innovations disclosed or claimed in any of the foregoing, technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes,

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models, drawings, materials and records, franchises, Goodwill (including the
Goodwill associated with any Trademarks), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man, and business interruption insurance, and all unearned premiums), choses in action, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, instruments, and other property in respect of or exchange for pledged shares or other equity interests, rights of indemnification, all Books and Records, correspondence, credit files, invoices and other papers, including all tapes, cards, computer runs, and other papers and documents in the possession or under the control of any Person or any computer bureau or service company from time to time acting for such Person.

     "Goodwill" means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements.

     "Joinder Agreement" means a joinder agreement, in substantially the form of Exhibit A, pursuant to which each direct and indirect future Subsidiary of the Grantors shall become a party to this Agreement.

     "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense as to which any Grantor is a party, whether as a licensor or a licensee, granting the right to use or otherwise exploit in any way any Intellectual Property.

     "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to practice any invention on which a Patent, nor or hereafter owned by any third party, is in existence, and all rights of such Grantor under any such agreement.

     "Patents" shall mean all of the following: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the PTO or any other country, and (ii) all reissues, continuation, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

     "Proceeds" means "proceeds," as such term is defined in the UCC, and all of the following, whether or not "proceeds" as defined in the UCC: (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to any Grantor from time to time with respect to any Collateral; (b) any and all payments or distributions (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of any Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority); (c) any claim of any Grantor against third parties for (and the right to sue and recover for and the right to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by the Grantors or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by the Grantors, (iii) past, present or future breach of any License, (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License; (d) any amounts recovered by any Grantor (net of legal fees and expenses incurred) against third parties with respect to any litigation or dispute concerning any Collateral; and (e) any and all other amounts or other assets or rights from time to time paid or payable under or in connection with, or collected on, distributed on account of, or arising from, any Collateral, upon sale, lease, license, exchange or other disposition or otherwise.

     "PTO" shall mean the United States Patent and Trademark Office.

     "Secured Obligations" mean any and all Obligations to Purchaser, and all covenants and duties regarding such amounts, of any kind or nature, present or future, contingent or liquidated, whether or not evidenced by any note, agreement or other instrument, the payment or performance of which is provided for or arises now or hereafter under or in connection with the Securities Purchase Agreement or any other Investment Document.

     "Senior Liens" shall mean the Liens granted to the Senior Lender pursuant to the Senior Collateral Documents.

     "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor, or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

     "Trademarks" shall mean all of the following now or hereafter owned: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source of business identifiers, designs and general intangibles of like nature, (but excluding each application to register any trademark, service mark or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such trademark or service mark), now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the PTO, any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, (ii) all goodwill associated therewith or symbolized thereby, and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                                   ARTICLE II

                                SECURITY INTEREST

     Section 2.1 Security Interest. As security for the prompt payment and performance in full of the Secured Obligations, each Grantor hereby grants, assigns and pledges to Secured Party and further affirms, ratifies and acknowledges the continuing validity, enforceability, and perfection of, the assignments, pledges and grants to Secured Party of, the continuing security interest in, all of such Grantor's rights, title and interest in, to and under the Collateral (the "Security Interest").

     Each Grantor agrees at all times to keep accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

     Section 2.2  Further Assurances.

                  (a) Each Grantor agrees, at its expense, to promptly execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as Secured Party may from time to time reasonably request to better assure, preserve and perfect, the Security Interest and the rights and remedies hereunder, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest created hereby, the filing or recording of any UCC financing statements or other documents (including filings with the PTO and the Copyright Office) in connection herewith, and the execution and delivery of any document required to supplement this Agreement with respect to each Patent, Trademark and Copyright applied for, acquired, registered (or for which registration applications are filed) or issued after the date hereof. Subject to the rights of the Senior Lender under the Intercreditor Agreement, if any amount greater than $10,000, in the aggregate, payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to Secured Party, duly endorsed in a manner satisfactory to Secured Party. Each Grantor agrees promptly to notify Secured Party of any change (i) in its corporate name or structure, (ii) in its jurisdiction of organization, and (iii) in its chief place of business. Each Grantor agrees promptly to notify Secured Party if any material portion of the Collateral is canceled or overturned, opposed, misappropriated, injured, infringed, lost (other than due to expiration of any issued Patent), or, if applicable, diluted.

                  (b) Secured Party is hereby authorized to file one or more UCC financing statements, continuation statements, filings and recordings with the PTO or Copyright Office, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor hereunder, without the signature of such Grantor, where permitted by Applicable Law, naming such Grantor as debtor and Secured Party as secured party.

                  (c) Each Grantor agrees that, if at any time after the date hereof, such Grantor acquires, creates or otherwise obtains, directly or indirectly, Stock of a new Subsidiary, such Subsidiary shall immediately execute and deliver a Joinder Agreement, together with any other documents, instruments or agreements necessary to join such Subsidiary as a party to this Agreement and to cause such Subsidiary to assign, pledge and grant security interests in all of its assets pursuant hereto. The Grantors agree to cause any such Subsidiary to take any actions that may be necessary or desirable to perfect and ensure the continuing perfection and priority of such security interests.

     Section 2.3    Inspection and Verification. Without limiting the scope of
Section 8.7 of the Securities Purchase Agreement, Secured Party and such representatives as Secured Party may reasonably designate shall have the right to inspect, at any reasonable time or times during the Grantors' usual business hours, the records related to the Collateral owned by them (and to make extracts and copies from such records); to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants; and to verify under reasonable procedures the validity, amount, quality, quantity, value and status of or any other matter relating to, such Collateral.

     Section 2.4 Taxes; Encumbrances. At its option, Secured Party, upon one business day's notice to the Grantors, may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Securities Purchase Agreement, the Security Agreement or this Agreement, and may pay for the maintenance and preservation of the Collateral to the extent the Grantors fail to do so as required by the Securities Purchase Agreement, the Security Agreement or this Agreement, and the Grantors agree to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization; provided, however, that nothing in this Section 2.4 shall be interpreted as excusing the Grantors from the performance of, or requiring Secured Party to cure or perform, any covenants or other promises of the Grantors with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in any other Investment Document.

     Section 2.5 Amendment of Schedules. Each Grantor hereby authorizes Secured Party, with prompt notice thereof to the Grantors, to modify this Agreement by amending Schedules I, II, III or IV or to add additional schedules hereto to include any asset or item that may be Copyrights, Patents, Trademarks, or any other type of Collateral, as the case may be, under this Agreement, provided, however, that the Grantors shall have the right, exercisable within 10 days after it has been notified by Secured Party of the addition of such Collateral to the applicable Schedule, to advise Secured Party in writing of such Collateral's deviation from or failure to meet the representations and warranties made by the Grantors hereunder. Each Grantor covenants and agrees with Secured Party that such Grantor will use its best efforts to make such representations and warranties true and correct with respect to such Collateral within three (3) days after the date it has been notified by Secured Party of the addition of such Collateral to a Schedule.

     Section 2.6 Security Agreement. Each Grantor and Secured Party acknowledge and agree that, contemporaneously with the execution and delivery of this Agreement, they are executing and delivering the Security Agreement, pursuant to which such Grantor unconditionally grants to Secured Party, a continuing security interest in substantially all property, assets, rights and interests of the Grantors (including the Collateral). This Agreement is supplemental to the Security Agreement, and all rights and interests of Secured Party in and to the Collateral thereunder, are hereby ratified, confirmed and approved.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Each Grantor hereby represents and warrants to Secured Party that:

     Section 3.1 Validity of Patents, Trademarks and Copyrights. Each of the Patents, Trademarks and Copyrights is subsisting (other than those Patents and Trademarks indicated as "abandoned" on Schedules I and II, respectively, as of the date hereof) and has not been adjudged invalid or unenforceable, in whole or in part.

     Section 3.2 Title and Authority. Such Grantor has rights in and good title to the Collateral shown on the schedules hereto as being owned by it and has full power and authority to grant to Secured Party the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its Secured Obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person, other than any consent or approval which has been obtained.

     Section 3.3    Filings.

                    (a) UCC financing statements containing a description of the Collateral have been filed of record in every governmental, municipal or other office in every jurisdiction located within the United States and its respective territories and possessions necessary to publish notice of and protect the validity of and to establish a valid and perfected security interest in favor of Secured Party in respect of the Collateral in which a security interest in favor of Secured Party in respect of the Collateral in which a security interest may be perfected by filing a financing statement in the United States and its political subdivisions, territories and possessions pursuant to the UCC or other applicable law in such jurisdictions, and no further or subsequent filing, re-filing, recording, re-recording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

                    (b) The Grantors shall ensure and hereby warrant that fully executed security agreements in the form hereof and containing a description of the Collateral shall have been received and recorded within three months after the execution of this Agreement with respect to PTO registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights by the PTO and the Copyright Office pursuant to 35 U.S.C. (S) 261, 15 U.S.C. (S) 1060 or 17 U.S.C. (S) 205 and the regulations thereunder, as applicable, to protect the validity of and to perfect a valid security interest in favor of Secured Party in respect of the Collateral in which a security interest may be perfected by filing in the United States and its political subdivisions, territories and possessions pursuant to applicable federal law, and no further or subsequent filing, re-filing, recording, re-recording, registration or re-registration is necessary (other than such actions as are necessary to perfect Secured Party's security interest with respect to any Collateral or registrations or application for registration thereof).

     Section 3.4 Validity of Security Interests. The Security Interest constitutes (i) a valid and perfected security interest in all the Collateral in which a security interest may be perfected by filing a financing statement in the United States and its political subdivisions, territories and possessions pursuant to the UCC or other applicable law in such jurisdictions, and (ii) a valid security interest that shall be perfected upon the receipt and recording of this Agreement with the PTO and the Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C.
(S) 261 or 15 U.S.C. (S) 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. (S) 205, in each case subject in priority only to the Senior Liens and to Permitted Liens to the extent entitled to priority by Applicable Law.

     Section 3.5 Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien of any nature, other than the Senior Liens and other Permitted Liens. Except for the Senior Liens and other Permitted Liens, no Grantor has filed (i) any financing statement or other document under the UCC or other applicable state law covering any Collateral, (ii) any assignment in which it assigns the Collateral, or any security agreement or similar instrument covering any Collateral, with the PTO or the Copyright Office, and (iii) any assignment in which it assigns the Collateral, or any security agreement or similar instrument covering any Collateral, with any foreign governmental, municipal or other office.

                                   ARTICLE IV

                                    COVENANTS

     Section 4.1    Covenants Regarding Patent, Trademark and Copyright
Collateral.

                    (a) Each Grantor (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                    (b) Each Grantor (either itself or through its licensees or its sub-licensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and
(iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                    (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                    (d) Each Grantor shall notify Secured Party immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the PTO, Copyright Office or any court) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its rights to register the same, or to keep and maintain the same.

                    (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or the registration of any Trademark or Copyright) with the PTO, Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs Secured Party, and, upon request of Secured Party, executes and delivers any and all agreements, instruments, documents and papers as Secured Party may request to evidence Secured Party's security interest in such Patent, Trademark or Copyright of such Grantor relating thereto or represented thereby, and each Grantor hereby appoints Secured Party its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney in furtherance thereof being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full.

                    (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the PTO, Copyright Office or any office or agency in any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights which is material to the conduct of such Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

                    (g) In the event that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business is believed infringed, misappropriated or diluted by a third party, the Grantors promptly shall notify Secured Party after they learn thereof and shall, if consistent with good business judgement, promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

     Section 4.2 Protection of Collateral. Each Grantor shall, at its own cost and expense, take any and all reasonable actions necessary to defend title to the Collateral against all persons, to properly maintain, protect and preserve the Collateral and enforce the Grantor's rights therein, and to defend the Security Interest of Secured Party in the Collateral against any Lien.

     Section 4.3 Continuing Secured Obligations of the Grantors. Each Grantor shall observe and perform all the conditions and obligations to be observed and performed by it under each License, and under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, material to the conduct of its business or where the failure to comply could reasonably be expected to have a Material Adverse Effect on the business, operations, financial condition or prospects of the Grantors, and shall indemnify and hold harmless Secured Party, from any and all liabilities arising from the failure of the Grantors to observe and perform all the conditions and obligations to be observed and performed by it under each License and under each contract, agreement, interest or obligation relating to the Collateral. Without limiting the foregoing, Secured Party shall have no obligation or liability under any License by reason of or arising out of this Agreement or the granting or the assignment to Secured Party of the Security Interest or the receipt by Secured Party of any payment related to any License pursuant hereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Grantors under or pursuant to any License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any License, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     Section 4.4 Use and Disposition of Collateral. No Grantor shall make or permit to be made any assignment for security, pledge or hypothecation of the Collateral owned by it, or grant any other security interest in such Collateral. No Grantor shall make or permit to be made any transfer of the Collateral owned by it, and the Grantors shall remain at all times in possession thereof other than transfers to Secured Party pursuant to the provisions thereof or of the Security Agreement, except that so long as no Event of Default shall have occurred and be continuing, the Grantors may use or license the Collateral owned by them in any lawful manner that is in the ordinary course of its business and is not inconsistent with the provisions of this Agreement, the Security Agreement, and of the Securities Purchase Agreement.

     Section 4.5    Locations of Collateral; Place of Business.

                    (a) Each Grantor agrees, at such time or times as Secured Party may reasonably request, promptly to prepare and deliver to Secured Party a duly certified schedule or schedules in form satisfactory to Secured Party, showing the identity, amount and location (to the extent practicable) of any and all Collateral.

                    (b) Each Grantor agrees not to change, or permit to be changed, the location of its chief executive office, the name or names used to identify it in its business or in the ownership of its properties, its organization structure, or its jurisdiction of organization unless all filings under the UCC which are required to be made with respect to the Collateral have been made in order to give Secured Party a valid and perfected first priority security interest in the Collateral and prior notice thereof has been given to Secured Party along with copies of all such filings to be made.

     Section 4.6    Future Rights.

                    (a) If, before all Secured Obligations shall have been paid in full, any Grantor shall obtain rights to any asset which may be considered Collateral, or any new Subsidiary of Company or Overhill Ventures becomes a party hereto as required by the Securities Purchase Agreement, and such new Subsidiary has or acquires assets which may be considered Collateral, the provisions of Section 2.1 shall automatically apply thereto and the Grantors shall give to Secured Party prompt notice thereof in writing.

                    (b) With respect to any such material asset which may be considered Collateral as set forth in paragraph (a) above, the Grantors shall follow the procedures set forth in Section 3.3, as applicable, to ensure that Secured Party's security interest therein is enforceable, perfected, and entitled to the priority contemplated by this Agreement.

     Section 4.7 Assignment of Licenses. Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's rights, title and interest thereunder to Secured Party or its designee.

     Section 4.8    Liabilities and Indemnification.

                    (a) Notwithstanding anything to the contrary provided herein, Secured Party assumes no liabilities with respect to any claims regarding any Grantor's ownership (or purported ownership) of, or rights or Secured Obligations (or purported rights or Secured Obligations) arising from, the Collateral or any use (or actual or alleged misuse), license or sublicense thereof by any Grantor or any licensee of any Grantor, whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Collateral. All of such liabilities shall be borne exclusively by the Grantors.

                    (b) The Grantors shall, jointly and severally, indemnify and hold harmless Secured Party from and against, and on demand shall pay to Secured Party the amount of, any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities of any kind or nature (except those directly caused by Secured Party's gross negligence or intentional misconduct) specified in Section 4.3 and
Section 4.8(a), or arising in any way out of or in connection with this Agreement, the Collateral, custody, preservation, use or operation of the Collateral, any actual or alleged infringement or misappropriation of the rights or property of any third party, the production, marketing, delivery, sale and provision of goods or services under or in connection with the Collateral, the sale, transfer or other disposition of or collection from or other realization upon any of the Collateral, the exercise or enforcement by Secured Party of any right or remedy granted to it hereunder, any action taken or omitted to be taken by

Secured Party hereunder, the failure of any Grantor to perform or observe any of the provisions hereof, or matters relating to any of the foregoing.

                                    ARTICLE V

                                    REMEDIES

     Section 5.1 COLLECTIONS. Upon the occurrence and during the continuance of any Event of Default, subject to the rights of the Senior Lender under the Intercreditor Agreement, Secured Party shall have the right, as the true and lawful agent of any one or more of the Grantors, with power of substitution for such Grantor and in such Grantor's name, Secured Party's name or otherwise, for the use and benefit of Secured Party (a) upon notice from Secured Party, to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of such Grantor on any invoice relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral;
(f) to license or, to the extent permitted by any applicable law, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as Secured Party shall determine (other than in violation of any then existing licensing arrangements to the extent that waivers or other adequate provision cannot be secured therefor); and (g) generally to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though Secured Party were the absolute owner of the Collateral for all purposes; provided, however, that except as provided for by law or the UCC or its equivalent in other jurisdictions, nothing herein contained shall be construed as requiring or obligating Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by Secured Party or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantors or to any claim or action against Secured Party. It is understood and agreed that the appointment of Secured Party as the attorney-in-fact of the affected Grantor for the purposes set forth above in this Section 5.1 is coupled with an interest and is irrevocable. The provisions of this Section 5.1 shall in no event relieve any Grantor of any of its Secured Obligations hereunder or under the Securities Purchase Agreement or any other Investment Document with respect to the Collateral or any part thereof or impose any Secured Obligation on Secured Party or the Lenders to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or by the Security Agreement, or otherwise.

     Section 5.2 Other Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor expressly agrees that, subject to the rights of the Senior Lender under the Intercreditor Agreement, (i) Secured Party on demand shall have the right at the same or different times, with or without legal process and with or without previous notice or demand for performance, to take possession of all tangible manifestations or embodiments of the Collateral and documentation relocating therefore all business records, documents, files, prints and labels with respect to the Collateral, and without liability for trespass to enter any premises where such tangible manifestations or embodiments, business records, documents, files, prints and labels with respect to the Collateral may be located for the purpose of taking possession of or removing such tangible manifestations or embodiments, business records, documents, files, prints and labels with respect to the Collateral, and (ii) generally, Secured Party shall have the right to exercise any and all rights afforded to a secured party under the UCC or other law applicable to any part of the Collateral. Subject to and without limiting the generality of the foregoing, the Grantors agree that Secured Party shall have the immediate right, with or without legal process and with or without previous notice or demand for performance, all of which are hereby expressly waived, subject to the mandatory requirements of current law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Secured Party shall deem appropriate. Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof where the failure to obtain such a representation and agreement could result in a violation of any applicable Federal or state securities laws, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Grantors, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     Secured Party shall give the Grantors at least 10 days written notice of Secured Party's intention to make any sale of Collateral. Such notice shall comply with the requirements of UCC Section 9613, as applicable, and other Applicable Law. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Secured Party may (in its sole and absolute discretion) determine. Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser or purchasers thereof, but Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice to the Grantors. At any public sale made pursuant to this Section 5.2, Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of the Grantors (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Secured Party from the Grantors as a credit against the purchase price, and Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantors therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; Secured Party shall be free to carry out such sale pursuant to such agreement, and the Grantors shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver.

     Section 5.3 Application of Proceeds. Subject to the rights of the Senior Lender under the Intercreditor Agreement, Secured Party shall apply the proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by Secured Party in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made hereunder by Secured Party on behalf of the Grantors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder.

                  SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the holders of the Secured Obligations pro rata in accordance with the amounts of the Secured Obligations held by them on the date of any such distribution); and

                  THIRD, unless otherwise required by UCC Sections 9608 and 9615 or other Applicable Law, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     Secured Party shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by Secured Party (including a sale pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Secured Party or such officer or be answerable in any way for the misapplication thereof. All payments received by any Grantor under or in connection with any Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of any Grantor (if such segregation is not permitted by the Senior Lender, the Grantor shall take such steps as are reasonably satisfactory to Secured Party) and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement).

     Section 5.4 Royalty-free Grant of License to Use Patent, Trademark and Copyright Collateral. For the purpose of enabling Secured Party to exercise rights and remedies under Article V at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sub-license any of the Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by Secured Party shall be exercised, at the option of Secured Party, upon the occurrence and the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by Secured Party in accordance herewith shall be binding upon Grantor notwithstanding any subsequent cure of an Event of Default. Secured Party agrees to apply the net proceeds received from any license as provided in Section 5.3.

                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.1 Secured Party Appointed Attorney-in-Fact. Except as otherwise provided herein, such Grantor hereby appoints Secured Party the attorney-in-fact of such Grantor, effective upon the occurrence and during the continuance of an Event of Default, for the purposes of carrying out the provisions of this Agreement, taking any action and executing any instrument which Secured Party may deem necessary or advisable to accomplish the purposes hereof and doing all other acts which such Grantor is obligated to do hereunder, such appointment is in each case irrevocable and coupled with an interest. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

     Section 6.2 Secured Party's Fees and Expenses. The Grantors agree jointly and severally to pay upon demand to Secured Party the amount of any and all reasonable expenses, including the reasonable expenses of its counsel and of any experts or agents, which Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by the Grantors to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and under the other Collateral Documents and shall be payable upon written demand and bear applicable interest at the interest rate set forth in the Note.

     Section 6.3 Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent telex, by graphic scanning or other telegraphic communications equipment of the sending party, as set forth in Section 12.7 of the Securities Purchase Agreement.

     Section 6.4 Successors and Assigns.

                 (a) Whenever in this Agreement any of the parties is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantors or Secured Party or that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                 (b) No Grantor shall assign or delegate any of its rights and duties hereunder.

                 (c) The covenants, promises and agreements by the Grantors shall inure to the benefit of Secured Party and each assignee of Secured Party.

     Section 6.5 Waivers; Amendment. No failure or delay of Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other right or power. The rights and remedies of Secured Party hereunder are cumulative and not exclusive of any rights or remedies which it would otherwise have. No amendment or waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that a Joinder Agreement may amend this Agreement by adding an additional Grantor hereunder without Secured Party's signature. No notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

     Section 6.6 Entire Agreement. This Agreement represents the final agreement between the parties with respect to the matters set forth herein and supersedes any prior oral or written, or any contemporaneous oral, agreements or understandings of the parties. There are no unwritten oral agreements among the parties. Nothing in this Agreement or in the other Investment Document, expressed or implied, is intended to confer upon any party other than the parties hereto or thereto any rights, remedies, Secured Obligations or liabilities under or by reason of this Agreement or the other Investment Documents.

     Section 6.7 Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon Secured Party and shall survive the execution and delivery to Secured Party of the Notes pursuant to the Securities Purchase Agreement, regardless of any investigation made by Secured Party, and shall continue in full force and effect as long as any Secured Obligation is outstanding and unpaid.

     Section 6.8 Continuing Security Interest; Termination. This Agreement shall create a continuing security interest in and to all of the Collateral, and the security interest shall survive until, and this Agreement shall remain in full force and effect and terminate only upon, the indefeasible payment (including payment in full in cash in immediately available funds in the case of Secured Obligations consisting of payment obligations) and performance in full of any and all Secured Obligations and the expiration or earlier termination of all obligations of the Secured Party under this Agreement and the other Investment Documents.

     Section 6.9 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein, and the validity, legality and enforceability of such provision(s) in all other jurisdictions shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 6.10 No Interpretation Against Drafter. This Agreement has been entered into between persons sophisticated and knowledgeable in business matters. Accordingly, any rule of law or legal decision that would require interpretation of this Agreement against the party that has drafted it is not applicable and is irrevocably and unconditionally waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purposes of the parties and this Agreement.

     Section 6.11 Counterparts. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     Section 6.12 Reinstatement. The provisions of this Agreement shall remain in full force and effect and continue to be effective even if: (a) any petition is filed by or against any Grantor or any Subsidiary of any Grantor for liquidation or reorganization; (b) any Grantor or any Subsidiary of any Grantor becomes insolvent or makes an assignment for the benefit of creditors; (c) a receiver or trustee is appointed for all or any significant part of the assets of any Grantor or any Subsidiary of any Grantor; or (d) at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored, or returned, the Secured

Obligations and Secured Party's Liens in the Collateral shall be reinstated and deemed reduced only by any amount paid and not so rescinded, reduced, restored, or returned.

     Section 6.13 Definitions. Unless the context indicates otherwise or the terms are otherwise defined herein, definitions in the UCC apply to words and phrases in this Agreement. Each of the terms "Company," "Overhill Ventures," and "Grantors" includes such Person, such Person's heirs, successors and assigns, such Person as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets under any Applicable Law.

     Section 6.14 Governing Law. THIS AGREEMENT AND THE OBLIGATIONS OF THE GRANTORS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO CONFLICT OF LAWS), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN CALIFORNIA, IN WHICH EVENT SUCH MATTER SHALL BE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

     Section 6.15 Secured Party's Right to Use Agents. Secured Party may exercise its rights under this Agreement through an agent or other designee.

     Section 6.16 No Interference, Compensation or Expense. Secured Party may exercise its rights under this Agreement (a) without resistance or interference by any Grantor except to the extent such Grantor has valid defenses, and (b) without payment of any rent, license fee or compensation of any kind to any Grantor.

     Section 6.17 Waivers. Each Grantor waives (a) any claim that, as to any part of the Collateral, a public sale, should Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT COMPANY WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF SECURED PARTY'S RIGHTS HEREUNDER, and (c) all rights of redemption, appraisal or valuation. To the maximum extent permitted by Applicable Law, each Grantor waive all claims, damages, and demands against Secured Party, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention, or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of any such Person. Each Grantor agrees that ten days' prior notice by Secured Party to the Grantors of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.

     Section 6.18 Other Parties and Other Collateral. Secured Party need not file suit or assert a claim for personal judgment against any Person for any part of the Secured Obligations or seek to realize upon any other security for the Secured Obligations, before foreclosing upon the Collateral for the purpose of paying the Secured Obligations.

     Section 6.19 Amendment and Restatement. Effective on and as of the Effective Date, this Agreement shall supersede the Original PTC Security Agreement insofar as they are inconsistent with this Agreement. However, the execution and delivery of this Agreement shall not excuse, or constitute a waiver of, any Defaults or Events of Default under the Original PTC Security Agreement, it being understood that this Agreement is not a termination of the Original PTC Security Agreement but is a modification (and, as modified, a continuation) thereof. The Grantors acknowledge and agree that the Original PTC Security Agreement, as amended and restated hereby, is affirmed in all respects and that the first priority liens and security interests granted thereunder are continued hereby and under the Security Agreement and the Company Pledge Agreement.

     Section 6.20 Waiver of Jury Trial. THE PARTIES EACH KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO (a) THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT, ANY OTHER INVESTMENT DOCUMENT OR THE SECURED OBLIGATIONS, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY OR RELATED TO THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT, OR (b) ANY CONDUCT, ACT OR OMISSION OF THE PARTIES OR THEIR AFFILIATES (OR ANY OF THEM) WITH RESPECT TO THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT, ANY OTHER INVESTMENT DOCUMENT OR THE SECURED OBLIGATIONS, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION, SUIT OR OTHER PROCEEDING. Each Grantor (a) certifies that neither Secured Party nor any representative, agent or attorney of Secured Party has represented, expressly or otherwise, that Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Securities Purchase Agreement, Secured Party are relying upon, among other things, the waivers and certifications contained in this Section 6.20.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                            GRANTORS

                            OVERHILL FARMS, INC., a Nevada corporation


                            By:  _________________________________
                                 James Rudis
                                 President and Chief Executive Officer

                            By:  _________________________________
                                 R. Andrew Horvath
                                 Vice President and Chief Financial Officer

                            OVERHILL L.C. VENTURES, INC., a California corporation

                            By:  _________________________________
                                 James Rudis
                                 President

                            By:  _________________________________
                                 R. Andrew Horvath
                                 Vice President and Chief Financial Officer

AGREED TO AND ACKNOWLEDGED BY:

SECURED PARTY

LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

    By:  LLCP California Equity Partners II, L.P., a
           California limited partnership, its General
           Partner

         By: Levine Leichtman Capital Partners,
             Inc., a California corporation, its
             General Partner

              By: ___________________________________
                  Arthur E. Levine
                  President

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

                                                                    Exhibit A to
                                                    Amended and Restated Patent,
                                      Trademark and Copyright Security Agreement

                                     FORM OF
                                JOINDER AGREEMENT

     JOINDER AGREEMENT, dated as of ________________, 200__, made by ___________________________________ (the "Additional Grantor"), in favor of,
LEVINE LEICHTMAN CAPITAL PARTNERS, II, L.P., a California limited partnership, its successors and assigns, as Secured Party (in such capacity, "Secured Party") in connection with the Securities Purchase Agreement (as defined below). All capitalized terms not defined herein shall have the respective meanings ascribed to them in the PTC Security Agreement (as defined below).

                              W I T N E S S E T H:

     WHEREAS, Overhill Farms, Inc., a Nevada corporation ("Company"), the entities from time to time parties thereto as Guarantors (including Overhill Ventures) and Secured Party have entered into that certain Amended and Restated Securities Purchase Agreement dated as of ___________, 2001 (as amended from time to time, thc "Securities Purchase Agreement");

     WHEREAS, in connection with the Securities Purchase Agreement, Company, Overhill Ventures and their Subsidiaries (other than the Additional Grantor) have entered into that certain Amended and Restated Patent, Trademark and Copyright Security Agreement, dated as of ___________, 2002 (as amended from time to time, the "PTC Security Agreement") in favor of Secured Party;

     WHEREAS, the Securities Purchase Agreement requires the Additional Grantor to become a party to the PTC Security Agreement;

     WHEREAS, Company, Overhill Ventures and their Subsidiaries are members of a consolidated group of entities whose success is mutually interdependent, and each of the Company, Overhill Ventures, and their Subsidiaries has derived, and expects to continue to derive, substantial direct and indirect benefits from the proceeds of the borrowings made available to the Company under the Note; and

     WHEREAS, the Additional Grantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the PTC Security Agreement.

     NOW, THEREFORE, IT IS AGREED:

     1. Security Agreement. By executing and delivering this Joinder Agreement, the Additional Grantor, as provided in Section 2.2 of the PTC Security Agreement, hereby becomes a party to the PTC Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting thc generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor

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

thereunder. Without limiting the generality of the foregoing, the Additional Grantor hereby assigns, pledges and grants to Secured Party a continuing security interest (subject, as to priority, only to the Senior Liens and Permitted Liens to the extent entitled to priority by Applicable Law) in and to all of the Additional Grantor's right, title and interest to Collateral. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the PTC Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the PTC Security Agreement is true and correct on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

     2. The Joining Party hereby represents and warrants that the representations, warranties and acknowledgments in the Securities Purchase Agreement or the Subsidiary Guaranty, as the case may be, made by or with respect to a Guarantor are true and correct in all material respects on and of the date hereof as though made on and as of the date hereof, and further represents and warrants that:

          (a) The Joining Party is a corporation duly organized, validly existing and in good standing under the laws of the State of ________;

          (b) The Joining Party has all requisite power and authority to own and hold or lease the properties it purports to own, hold or lease, to carry on its business as currently conducted and as proposed to be conducted and to enter into and deliver this Joinder Agreement and perform its obligations hereunder and under the PTC Security Agreement; and

          (c) This Joinder Agreement and the Subsidiary Guaranty constitute the legal, valid and binding obligations of the Joining Party, enforceable against the Joining Party in accordance with their respective terms.

     3. Binding Effect. This Joinder Agreement shall be binding upon, and inure to the benefit of, the Joining Party and its successors and permitted assigns.

     4. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

     IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                              [ADDITIONAL GRANTOR]


                              By: ______________________________
                                  Name:
                                  Title:

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